UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Goldfield Corporation

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

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THE GOLDFIELD CORPORATION
1684 West Hibiscus Blvd., Melbourne, FL 32901	Phone: 321·724·1700 FAX: 321·308·1163

**** IMPORTANT ****

Dear Goldfield Corporation Shareholder:

Enclosed you will find an additional proxy form relating to Goldfield’s Annual Meeting of Shareholders to be held on May 30, 2013.

At our annual meeting, shareholders will act upon the election of directors, the appointment of our independent registered public accounting firm, the advisory approval of our executive compensation, the advisory approval of the frequency of the approval of our executive compensation, and the approval of our Long-Term Incentive Plan.

Your Board, as fellow shareholders, urges each of you to vote “FOR” each of the proposals outlined in the proxy statement previously sent to you.

***Please Vote Today***

Your vote is especially important this year because we need the support of a majority of the outstanding shares for approval of our Long-Term Incentive Plan.

We are sending you this reminder notice because we have not yet heard from you, and we urge you to vote your shares immediately. As a shareholder, you have the right to vote over the Internet or by telephone, and we are asking you to do so now to save Goldfield further expense and to ensure that your vote is counted. Instructions on how to vote over the telephone or Internet are enclosed in this package.

We strongly encourage you to exercise your right to vote, and to vote by telephone or over the Internet using the instructions provided.

If you sign and return the enclosed form without indicating a different choice, your shares will be voted “FOR” each of the proposals.

Thank you for your investment in The Goldfield Corporation and for voting your shares. If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow & Co., LLC at 1-855-201-1081.

Sincerely,

John H. Sottile

Chairman of the Board

ANNUAL MEETING OF STOCKHOLDERS OF

THE GOLDFIELD CORPORATION

May 30, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER

ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2013:

Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2012 Annual Report are available at www.goldfieldproxy2013.com

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢ 20500300304003000000 4	053013
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Your Board of Directors recommends a vote FOR all nominees for director listed below. If no direction is given, the proxy will be voted FOR all nominees for director listed below.	Your Board of Directors recommends a vote FOR Proposal 2,

Proposal 3 and Proposal 5 and FOR “3 years” for Proposal 4.

If no direction is given, the proxy will be voted FOR Proposal 2,

Proposal 3 and Proposal 5 and FOR “3 years” for Proposal 4.

1.	ELECTION OF DIRECTORS
		NOMINEES:				FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O David P. Bicks O Harvey C. Eads, Jr. O John P. Fazzini O Danforth E. Leitner O John H. Sottile		2.	RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013	☐	☐	☐
		To cumulate votes, place the number of votes for a nominee on the line provided after the nominee’s name. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet.				FOR	AGAINST	ABSTAIN
				3	APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION	☐	☐	☐
					1 Year	2 Years	3 Years	ABSTAIN

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				4	APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF A FREQUENCY FOR ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION ☐	☐	☐	☐
						FOR	AGAINST	ABSTAIN
				5.	APPROVAL OF THE GOLDFIELD CORPORATION 2013 LONG-TERM INCENTIVE PLAN	☐	☐	☐
NOTE: In their discretion, the proxies named on the reverse side are authorized to vote in accordance with their own judgment on such other business as may properly come before the meeting.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ¢	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢